Exhibit 99.1

ABACUS LIFE PRESENTS HISTORICAL QUARTERLY AND FULL YEAR 2022 FINANCIALS

ORLANDO, Fla. – August 25, 2023 – Abacus Life, Inc. (“Abacus” or the “Company”) (NASDAQ: ABL), a leading buyer of life insurance policies and vertically integrated alternative asset manager specializing in specialty insurance products, today is releasing its unaudited historical quarterly and full year 2022 financials for Abacus Settlements, LLC (“AS”) and Longevity Market Assets, LLC (“LMA” and, together with AS, the “Predecessor Companies”). The Predecessor Companies are the predecessor companies which merged with and into the Company effective as of June 30, 2023 and which currently comprise all of the business of the Company. In addition, for illustrative purposes only, the Company is providing historical quarterly and full year 2022 financials of the Predecessor Companies on a pro forma combined basis (the “Pro Forma Financials”).

The Company is also providing financial information from last year to permit investors and analysts to understand more about the financial results for the business from 2022 for comparison purposes. The financial information related to Abacus Settlements, LLC and Longevity Market Assets, LLC is being presented for informational purposes only and should not be deemed to imply future performance of the Company. Anyone interested in the Company’s current year financial information should consult its Quarterly Report on Form 10-Q.

Safe Harbor Statement

Statements made in this press release that are not historical facts, including statements accompanied by words such as “will,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” “prospects,” or similar words, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s plans and performance. These statements are based on management’s estimates, assumptions and projections as of the date of this release and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied in these statements as the result of risks, uncertainties and other factors including, but not limited to: the fact that our loss reserves are bases on estimates and may be inadequate to cover our actual losses; the failure to properly price our insurance policies; the geographic concentration of our business; the cyclical nature of our industry; the impact of regulation on our business; the effects of competition; failing to sustain our relationships with independent agencies; the failure to meet our investment objectives; the inability to acquire additional capital on favorable terms; the effects of acts of terrorism and the factors set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K and Quarterly Report on Form 10-Q and subsequent periodic reports. The Company cautions you not to place undue reliance on the forward-looking statements contained in this release. Any forward–looking statements speak only as of their dates. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release.

Non-GAAP Financial Measures

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (GAAP). The Company uses this non-GAAP financial measure and other key metrics internally to facilitate analysis of financial and business trends and for internal planning and forecasting purposes. The Company believes this non-GAAP financial measure, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance by excluding certain items that may not be indicative of the business, results of operations, or outlook. However, this non- GAAP financial measure has limitations as an analytical tool and is presented for supplemental informational purposes only. It should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in the Company’s industry, may report Adjusted EBITDA or similarly titled measures but calculate them differently, which reduces its usefulness as comparative measures.

Reconciliation of GAAP Measures to Non-GAAP Measures

Set forth below Net Income in each of the following tables is a reconciliation of Adjusted EBITDA to GAAP Net Income, the most directly comparable GAAP measure, for each of the periods presented.

Basis of Pro Forma Presentation

The Pro Forma Financials have been adjusted to give pro forma effect to the combination of the Predecessor Companies with the Company. The adjustments in the Pro Forma Financials have been identified and presented to provide relevant information necessary for an accurate understanding of the Company following the mergers with the Predecessor Companies.

The Pro Forma Financials are provided for illustrative purposes only. The financial results may have been different had the Company and the Predecessor Companies always been combined. You should not rely on the Pro Forma Financials as being indicative of the historical results that would have been achieved had the Company and the Predecessor Companies always been combined or the future results that the Company will experience.

About Abacus

Abacus is a leading vertically integrated alternative asset manager specializing in life insurance products. Since 2004, the Company has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and/or servicing). With over $2.9 billion in face value of policies purchased, Abacus has helped thousands of clients maximize the value of their life insurance.

Over the past 19 years, the Company has built an institutionalized origination and portfolio management process that is supported by an 84-person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The Company has serviced approximately $950 million in policies and has managed assets for large asset managers and third-party investment funds.

Abacus’ leadership team averages 20+ years of experience and consists of innovators since the life settlements industry’s inception in the mid-90s.

The Company is a proud member of the Life Insurance Settlements Association (LISA) and complies with HIPAA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.

www.Abacuslife.com

Contact:

Abacus Life Investor Relations

investors@abacuslife.com

Abacus Life Public Relations

press@abacuslife.com

LONGEVITY MARKET ASSETS, LLC AND ABACUS SETTLEMENTS, LLC COMBINED
PROFORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FY 2022

	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Full Year
	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022
Revenues
Origination Revenue	7,322,747	5,691,916	6,031,481	6,157,319	25,203,463
Portfolio servicing revenue	570,905	419,422	382,245	98,400	1,470,972
Active management revenue
Investment Income from life insurance policies held using investment method	8,015,000	5,965,466	10,629,978	13,218,386	37,828,829
Change in fair value of life insurance policies (policies held using fair value method)	1,291,492	(1,291,492)	3,801,031	1,612,721	5,413,751
Total active management revenue	9,306,492	4,673,974	14,431,008	14,831,106	43,242,581
Total revenues	17,200,144	10,785,312	20,844,734	21,086,826	69,917,016

Cost of revenues (excluding depreciation stated below)	6,635,650	4,238,051	5,618,972	6,313,464	22,806,136
Gross profit	10,564,495	6,547,262	15,225,762	14,773,362	47,110,880
Operating expenses:
Sales and marketing	630,000	1,019,498	14,905	931,737	2,596,140
General, administrative and other	2,381,512	2,213,550	2,343,877	2,801,889	9,740,828
Other operating expense	—	—	(2,141)	—	(2,141)
Depreciation	3,983	4,146	6,373	4,087	18,588
Change in fair value of debt	41,634	333,879	(1,235,032)	950,238	90,719
Unrealized (gain) loss on policies	—	(3,305,505)	3,305,505	—	—
Unrealized (gain) on investments	15,953	1,039,022	246,846	(256,199)	1,045,623
Total operating expenses	3,073,082	1,304,590	4,680,334	4,431,751	13,489,758
Operating Income	7,491,412	5,242,671	10,545,428	10,341,610	33,621,122
Other (expense) / income
Other (expense)	(114,792)	(127,181)	42,288	(147,054)	(346,740)
Interest (expense)	0	—	(2,954)	(48,661)	(51,615)
Interest income	548	599	358	2,167	3,672
Total other (expense) / income	(114,244)	(126,582)	39,691	(193,547)	(394,682)

Net income before tax	7,377,169	5,116,089	10,585,120	10,148,063	33,226,440
Income tax (benefit)	1,325	296,806	242,544	351,286	891,961
Net income	7,375,844	4,819,283	10,342,576	9,796,777	32,334,479
Less: Net income (loss) attributable to non-controlling interests	—	406,641	405,967	(27,844)	784,764
Net income attributable to Longevity Market Assets, LLC	7,375,844	4,502,884	9,936,609	9,824,621	31,549,715
Net income	7,375,844	4,819,283	10,342,576	9,796,777	32,334,479
Depreciation and amortization expense	3,983	4,146	6,373	4,087	18,588
Income tax	1,325	296,806	242,544	351,286	891,961
Other (expense)	114,792	127,181	(42,288)	147,054	346,740
Interest expense	(0)	—	2,954	48,661	51,615
Interest income	(548)	(599)	(358)	(2,167)	(3,672)
Loss on change in fair value of debt	41,634	333,879	(1,235,032)	950,238	90,719
Unrealized (gain) on investments	15,953	1,039,022	246,846	(256,199)	1,045,623
Adjusted EBITDA	7,552,983	6,619,719	9,563,615	11,039,736	34,776,053

LONGEVITY MARKET ASSETS, LLC

STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FY 2022

	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Full Year
	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022
Revenues
Portfolio servicing revenue
Related-party service revenue	200,905	419,253	132,220	65,921	818,299
Portfolio Servicing revenue	370,000	169	250,025	32,479	652,673
Total portfolio servicing revenue	570,905	419,422	382,245	98,400	1,470,972
Active management revenue
Investment Income from life insurance policies held using investment method	8,015,000	5,965,466	10,629,978	13,218,386	37,828,829
Change in fair value of life insurance policies (policies held using fair value method)	1,291,492	(1,291,492)	3,801,031	1,612,721	5,413,751

Total active management revenue	9,306,492	4,673,974	14,431,008	14,831,106	43,242,581
Total revenues	9,877,397	5,093,396	14,813,253	14,929,506	44,713,553
Cost of revenues (excluding depreciation stated below)	1,419,956	666,119	1,754,894	2,404,163	6,245,131
Gross profit	8,457,441	4,427,277	13,058,360	12,525,344	38,468,422
Operating expenses:
Sales and marketing	630,000	1,019,498	14,905	931,737	2,596,140
General, administrative and other	641,205	5,499	59,816	359,883	1,066,403
Other operating expense	—	—	(2,141)	—	(2,141)
Depreciation	1,043	1,098	3,212	1,071	6,423
Change in fair value of debt	41,634	333,879	(1,235,032)	950,238	90,719
Unrealized (gain) loss on policies	—	(3,305,505)	3,305,505	—	—
Unrealized (gain) on investments	15,953	1,039,022	246,846	(256,199)	1,045,623
Total operating expenses	1,329,835	(906,509)	2,393,111	1,986,729	4,803,168
Operating Income	7,127,605	5,333,786	10,665,248	10,538,614	33,665,254
Other (expense) / income
Other (expense)	(114,792)	(127,455)	42,288	(147,054)	(347,013)

Interest (expense)	—	—	—	(42,798)	(42,798)
Interest income	—	—	—	1,474	1,474
Total other (expense) / income	(114,792)	(127,455)	42,288	(188,378)	(388,337)
Net income before tax	7,012,813	5,206,331	10,707,536	10,350,236	33,276,917
Income tax (benefit)	—	296,806	241,962	351,176	889,943
Net income	7,012,813	4,909,525	10,465,574	9,999,061	32,386,974
Less: Net income (loss) attributable to non-controlling interests	—	406,641	405,967	(27,844)	784,764
Net income attributable to Longevity Market Assets, LLC	7,012,813	4,502,884	10,059,607	10,026,905	31,602,210
Net income	7,012,813	4,909,525	10,465,574	9,999,061	32,386,973
Depreciation and amortization expense	1,043	1,098	3,212	1,071	6,423
Income tax	—	296,806	241,962	351,176	889,943
Other (expense)	114,792	127,455	(42,288)	147,054	347,013
Interest expense	—	—	—	42,798	42,798
Interest income	—	—	—	(1,474)	(1,474)
Loss on change in fair value of debt	41,634	333,879	(1,235,032)	950,238	90,719
Unrealized (gain) on investments	15,953	1,039,022	246,846	(256,199)	1,045,623
Adjusted EBITDA	7,186,236	6,707,785	9,680,275	11,233,724	34,808,019

ABACUS SETTLEMENTS, LLC

STATEMENT OF OPERATIONS

FY 2022

	Three months ended March 31,	Three months ended June 30,	Three months ended September 30,	Three months ended December 31,	Full Year
	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022
Revenue	2,441,680	743,388	1,766,853	2,098,086	7,050,007
Related party revenue	4,881,067	4,948,528	4,264,628	4,059,233	18,153,456
Total revenue	7,322,747	5,691,916	6,031,481	6,157,319	25,203,463
Cost of sales
Cost of sales (exclusive of items shown separately below)	2,308,688	956,625	933,089	1,340,069	5,538,470
Related party cost of sales	2,907,005	2,615,307	2,930,990	2,569,233	11,022,535
Total cost of sales	5,215,693	3,571,932	3,864,079	3,909,302	16,561,005
Gross profit	2,107,054	2,119,984	2,167,402	2,248,018	8,642,458
Operating expenses:
General and administrative expenses	1,740,307	2,208,051	2,284,061	2,442,006	8,674,425

Depreciation and amortization expense	2,940	3,048	3,161	3,016	12,165
Total operating expenses	1,743,247	2,211,099	2,287,222	2,445,022	8,686,590
Income (loss) from operations	363,807	(91,115)	(119,820)	(197,004)	(44,132)
Other income (expense)
Interest income	548	599	358	694	2,199
Interest expense	0	—	(2,954)	(5,863)	(8,817)
Other income (expense)	—	273	—	—	273
Total other income (expense)	548	872	(2,596)	(5,169)	(6,345)
Income before income taxes	364,356	(90,242)	(122,417)	(202,173)	(50,477)

Provision for income taxes	1,325	—	582	111	2,018
Net income and comprehensive income (loss)	$363,031	$(90,242)	$(122,999)	$(202,284)	$(52,494)
Net income and comprehensive income (loss)	$363,031	$(90,242)	$(122,999)	$(202,284)	(52,494)
Depreciation and amortization expense	2,940	3,048	3,161	3,016	12,165
Provision for income taxes	1,325	—	582	111	2,018
Interest income	(548)	(599)	(358)	(694)	(2,199)
Interest expense	0	—	(2,954)	(5,863)	(8,817)
Adjusted EBITDA	$366,747	$(87,793)	$(122,567)	$(205,714)	$(49,327)